                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement     [_] CONFIDENTIAL, FOR USE OF THE COMMISSION
                                        ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                ICU Medical, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                ICU MEDICAL, INC.
                               951 CALLE AMANECER
                         SAN CLEMENTE, CALIFORNIA 92673
                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 13, 2003
                             ----------------------


This Annual meeting of Stockholders of ICU Medical, Inc. (the "Company") will be held by means of remote communication on the Internet at the Company's web site, www.icumed.com, and by conference telephone at (800) 915-4836, on Friday, June 13, 2003 at 9:00 a.m., Pacific Daylight Time, for the following purposes:

                  1. To elect two directors of the Company to serve for a term of three years and until their successors have been elected and qualified;

                  2. To consider a proposal to approve the ICU Medical, Inc. 2003 Stock Option Plan;

                  3. To ratify the selection of Deloitte & Touche LLP, independent auditors, as independent auditors for the Company for the year ending December 31, 2003; and

                  4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has determined that only holders of Common Stock of record at the close of business on April 25, 2003 will be entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         YOU MAY ATTEND THE ANNUAL MEETING BY EITHER CLICKING ON "ANNUAL MEETING" ON OUR WEB SITE, WWW.ICUMED.COM, OR CALLING (800) 915-4836 FROM A TOUCH-TONE TELEPHONE. IF YOU HOLD STOCK CERTIFICATES REGISTERED IN YOUR OWN NAME, YOU WILL NEED THE CONTROL NUMBER PRINTED ON THE ATTACHMENT TO THE ENCLOSED PROXY CARD TO VERIFY THAT YOU ARE A STOCKHOLDER OF RECORD. IF YOUR STOCK IS HELD IN "STREET NAME" BY YOUR BROKER OR OTHER NOMINEE, YOU WILL NEED TO PROVIDE THE NAME OF YOUR BROKER OR NOMINEE TO GAIN ACCESS TO THE ANNUAL MEETING.

                                              By Order of the Board of Directors

                                              /S/ Francis J. O'Brien
                                              ----------------------
                                              Francis J. O'Brien, Secretary


San Clemente, CA
May 2, 2003

                             YOUR VOTE IS IMPORTANT


         Even though you plan to attend the Annual Meeting in person by means of remote communication, please complete, sign, date and return the enclosed proxy promptly or submit your proxy over the Internet or by telephone. If you attend the Annual Meeting electronically, you may withdraw your proxy and vote in person. You will find information on submitting your proxy over the Internet and by telephone and information about voting in person at the Annual Meeting on the reverse side of this notice.


                          THANK YOU FOR ACTING PROMPTLY

HOW DO I SUBMIT MY PROXY?

         You will have the opportunity to attend the Annual Meeting by means of remote communication and vote during the Annual Meeting if you choose. Whether or not you vote during the Annual Meeting, it is important that your shares be represented and voted. If you are a stockholder of record, you can give a proxy to have your shares voted at the Annual Meeting either:

         o by mailing the enclosed proxy card in the enclosed envelope;

         o electronically, using the Internet; or

         o over the telephone by calling a toll-free number.

         The internet and telephone proxy submission procedures are set up for your convenience and are designed to verify your identity, to allow you to give voting instructions, and to confirm that those instructions have been properly recorded. If you are a stockholder of record and you would like to submit your proxy by telephone or by using the Internet, please refer to the specific instructions on the attachment to the enclosed proxy card. If you wish to submit your proxy by mail and you return your signed proxy to us before the annual meeting, we will vote your shares as you direct.

         If you hold your shares in "street name," you must give voting instructions in the manner prescribed by your broker or nominee. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.


HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

         If you are a stockholder of record, you may vote your shares at the Annual Meeting by telecopier or facsimile. The procedures for voting during the Annual Meeting are designed to verify your identity and allow you to vote. You should retain the attachment to the proxy card enclosed with this Proxy Statement on which your unique control number appears. You will need to write this control number on your ballot to verify your identity.

         To vote during the meeting, access the Company's website at www.icumed.com and click on the icon that says "Voting Ballot." You may download and print the ballot. Alternatively, you may request that a ballot be faxed to you by calling Investor Relations at (800) 824-7890 any time before 4:00 PM PDT on June 12, 2003. After you have marked your votes and recorded your control number on your ballot, you may fax the ballot to the Company at (949) 366-8368. Ballots must be received before the polls are closed during the Annual Meeting to be counted. We anticipate that the polls will be open from approximately 9:15 to 9:40 AM PDT on June 13, 2003.

         Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. If you vote by proxy and then decide to attend the Annual Meeting, you will be able to vote during the Annual Meeting, even if you have previously submitted your proxy.



                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

                                ICU MEDICAL, INC.

                               951 CALLE AMANECER
                         SAN CLEMENTE, CALIFORNIA 92673

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ICU Medical, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held by means of remote communication on the internet at the Company's web site, www.icumed.com, and by conference telephone at (800) 915-4836, on Friday, June 13, 2003 at 9:00 a.m., Pacific Daylight Time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice.

         The approximate date of mailing of this Proxy Statement and the accompanying proxy is May 2, 2003. This Proxy Statement was also posted on the Company's web site, www.icumed.com, on May 2, 2003.

ATTENDANCE BY REMOTE COMMUNICATION

         The Annual Meeting will be held entirely by remote communication on the Internet, as permitted by Delaware law. There will be no physical location at which stockholders may attend the Annual Meeting, but stockholders may attend and participate in the meeting electronically. Stockholders who participate in the Annual Meeting by means of remote communication will be deemed to be present in person and will be able to vote during the Annual Meeting at the times that the polls are open. Stockholders who wish to attend the meeting should go to www.icumed.com and click on "Annual Meeting" or telephone (800) 915-4846 at least 10 minutes before the beginning of the meeting to register their attendance and complete the verification procedures to confirm that they were stockholders of record as of April 25, 2003, the record date. Stockholders of record will need to provide the control number on the attachment to the enclosed proxy card to verify their identity.

         Beneficial owners whose stock is held for them in street name by their brokers or other nominees may also attend the meeting by going to www.icumed.com and click on "Annual Meeting" or telephoning (800) 915-4836 at least 10 minutes before the beginning of the meeting. Such beneficial owners may not vote at the meeting, and may only cause their shares to be voted by providing voting instructions to the persons who hold the beneficial owners' shares for them. Beneficial owners will need to provide the name of the broker or other nominee that holds their shares to gain access to the meeting.

         There is additional information about voting at the Annual Meeting on the opposite page. Stockholders may also obtain additional information about accessing and voting at the Annual Meeting by calling Investor Relations at 800-824-7890.

PROXY INFORMATION

         A stockholder giving a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the Annual Meeting electronically and elects to vote in person. Subject to such revocation or suspension, all shares represented by each properly executed proxy received by the Company will be voted in accordance with the instructions indicated thereon, and if instructions are not indicated, will be voted in favor of (i) the election of the nominees for director named in, or otherwise nominated as set forth in this Proxy Statement, (ii) the proposal to approve the the ICU Medical, Inc. 2003 Stock Option Plan and, (iii) the proposal to ratify the selection of indepdent auditors.

RECORD DATE AND VOTING

         As of April 25, 2003 the outstanding voting securities of the Company consisted of 13,780,657 shares of $.10 par value Common Stock. Each stockholder of record at the close of business on April 25, 2003 is entitled to one vote for each share then held on each matter submitted to a vote of stockholders. The presence in person electronically or by proxy of holders of a majority of the issued and outstanding Common Stock will constitute a quorum for the transaction of such business as shall properly come before the meeting.

         Directors are elected by a plurality of the votes of the shares present in person electronically or by proxy and entitled to vote on the election of directors. Generally, stockholder approval of other matters, such as the approval of the ICU Medical, Inc. 2003 Stock Option Plan and ratification of the selection of independent auditors, requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. Shares voted to abstain on such a matter will be treated as entitled to vote on the matter and will thus have the same effect as "no" votes. Broker non-votes on such matters are not counted as entitled to vote on a matter in determining the number of affirmative votes required for approval of the matter, but are counted as present for quorum purposes.

         The term "broker non-votes" refers to shares held by a broker in street name that are present by proxy but are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. The election of directors and ratification of the selection of independent certified public accountants are generally considered to be routine matters on which brokers may vote without instructions from beneficial owners. Approval of the ICU Medical, Inc. 2003 Stock Option Plan may be deemed a non-routine matter on which brokers may not vote without instructions from beneficial owners.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as to shares of Common Stock owned as of April 25, 2003, by (i) each person who, insofar as the Company has been able to ascertain, beneficially owned more than five percent of the outstanding Common Stock, (ii) each director, (iii) each nominee for election as a director, and (iv) all directors and officers as a group. Unless otherwise indicated in the footnotes following the table, and subject to community property laws where applicable, the Company believes that the persons as to whom the information is given have sole voting and investment power over the shares listed as beneficially owned. The business address of the George A. Lopez, M.D. Second Family Limited Partnership, the Lopez Family Trust, George A. Lopez, M.D. and Diana K. Lopez, M.D. is 951 Calle Amanecer, San Clemente, California 92673.


SHARES OF COMMON STOCK OF THE COMPANY

                                                                                           SHARES        PERCENT
                                                                                           OWNED            OF
                                                                                        BENEFICIALLY     CLASS(1)
                                                                                        ------------     --------
      George A. Lopez, M.D.........................................................      3,579,494(3)       22.2%
      George A. Lopez, M.D. Second Family Limited Partnership .....................      1,186,843(2)        8.6%
      Diana K. Lopez, M.D. ........................................................        197,623(4)        1.4%
      Wasatch Advisors, Inc. ......................................................      2,235,965(8)       16.2%
        150 Social Hall Avenue, Salt Lake City, UT 84111
      FMR Corp. ...................................................................      1,560,303(8)       11.3%
        82 Devonshire Street, Boston, MA 02109
      Kayne Anderson Rudnick Investment Management, LLC............................        863,807(8)        6.3%
        1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067
      Arbor Capital Management, LLC................................................        767,200(8)        5.6%
        One Financial Plaza, 129 South Sixth Street Minneapolis, MN 55402
      Deutsche Bank AG.............................................................        761,247(8)        5.5%
        Taununsanlage 12, D-60325, Frankfurt am Main, Federal Republic of Germany
      Jack W. Brown................................................................         30,000(6)          *
      John J. Connors..............................................................         26,250(6)          *
      Michael T. Kovalchik III, M.D................................................         28,312(6)          *
      Joseph R. Saucedo............................................................         19,130(6)          *
      Richard H. Sherman, M.D......................................................        101,551(6)          *
      Robert S. Swinney, M.D.......................................................         25,750(6)          *
      All officers and directors as a group (11 persons)...........................      3,849,650(7)       23.5%

-----------
*    Less than one percent

(1) Based on total shares of Common Stock outstanding plus outstanding options to acquire Common Stock currently exercisable or exercisable within 60 days held by the beneficial owner whose percent of outstanding stock is calculated.

(2) Dr. George A. Lopez is the general partner of the George A. Lopez, M.D. Second Family Limited Partnership (the "Partnership") and holds a one-percent general partnership interest in the Partnership. As general partner, he has the power to vote and power to dispose of the 1,186,843 shares owned by the Partnership and may be deemed to be beneficial owners of such shares. Trusts for the benefit of Dr. Lopez's children, the Christopher George Lopez Children's Trust and the Nicholas George Lopez Children's Trust, own a 99% limited partnership interest in the Partnership. Dr. Lopez is not trustee of and has no interest in his children's Trusts. Except to the extent of the undivided one percent general partnership interest in the assets of the Partnership, Dr. Lopez disclaims any beneficial ownership of the shares owned by the Partnership.

(3) Includes options to acquire 2,369,428 shares. Also includes the 1,186,843 shares owned by the Partnership, as to which shares Dr. Lopez disclaims any beneficial ownership except to the extent described in Note (2). Includes 23,223 shares owned by the Lopez Family Trust. Dr. George A. Lopez and his wife, Dr. Diana K. Lopez, are trustees and beneficiaries of the Family Trust; except to the extent of their pecuniary interests as beneficiaries of the Family Trust, the Drs. Lopez disclaim any beneficial ownership of the shares owned by the Family Trust. Does not include 174,400 held by Dr. Diana K. Lopez as Trustee of the Lopez CRT #1 for the benefit of the Drs. Lopez, as to which shares he has no voting or investment power and disclaims any beneficial ownership.

(4) Includes 174,400 shares held by Dr. Diana K. Lopez as trustee of the Lopez CRT #1 for the benefit of Drs. Diana K. Lopez and George A. Lopez and 23,223 shares held by her as trustee of the Lopez Family Trust.

(5) Does not include 750 shares owned by Dr. Swinney's wife as to which he has no voting or investment power and disclaims any beneficial ownership.

(6)  Includes options to acquire 18,750 shares.

(7)  Includes options to acquire 2,515,664 shares.

(8) Information included solely in reliance information included in a Statement on Schedule 13D or 13G filed with the Securities and Exchange Commission by the indicated holder.

                              ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS

         Two directors, of the seven directors currently constituting the Board of Directors, are to be elected at the Annual Meeting and to hold office until the 2005 Annual Meeting and until their successors are elected and qualified. The Company's Board of Directors is divided into three classes. Each year a different class of directors is elected at the Annual Meeting to a three-year term.

         In the election of directors, the proxy holders intend to vote for the election of Jack W. Brown and Richard H. Sherman, M.D., who are now members of the Board and whose current terms of office are expiring. It is not anticipated that the nominees will decline or be unable to serve as directors. If, however, that should occur, the proxy holders will vote the proxies in their discretion for any nominee designated to fill the vacancy by the present Board of Directors.

                                                       CURRENT
                                             DIRECTOR    TERM
            NAME                       AGE    SINCE     EXPIRES                PRINCIPAL OCCUPATION
            ----                       ---    -----     -------                --------------------
George A. Lopez, M.D. ..............   55     1984       2004       Chairman of the Board, President and Chief
                                                                    Executive Officer of the Company

Jack W. Brown.......................   63     1992       2003       Former Chairman of the Board and President of
                                                                    Gish Biomedical, Inc., disposable medical
                                                                    devices

John J. Connors, Esquire............   63     1992       2005       Patent Attorney, Connors & Associates, a legal
                                                                    network serving inventors and entrepreneurs

Michael T. Kovalchik III, M.D. .....   57     1989       2005       Physician and Director of Gambro Healthcare
                                                                    Kidney Center, Torrington, Connecticut;
                                                                    Chairman Ethics Committee, Charlotte
                                                                    Hungerford Hospital, Torrington, Connecticut

Joseph R. Saucedo...................   59     2001       2005       Chairman and President of Bolsa Resources,
                                                                    Inc., a management consulting firm

Richard H. Sherman, M.D. ...........   56     1990       2003       Physician, Bay Health, Milford, Delaware

Robert S. Swinney, M.D. ............   57     1998       2004       Physician and member of the faculty of the Los
                                                                    Angeles County-University of Southern
                                                                    California Medical Center

         Dr. Lopez is the founder of the Company and has served as Chairman of the Board, President and Chief Executive Officer for more than five years. Dr. Lopez has held various offices and served as a director of the Company since its founding in 1984 with some interruptions in service.

         Messrs. Brown, Connors and Saucedo and Drs. Kovalchik, Sherman and Swinney have been engaged in their current occupations for more than five years. Mr. Connors previously served as a director from December 1988 to July 1989. Dr. Swinney previously served as a director from 1989 to October 1995.

SPECIAL COMMITTEES AND ATTENDANCE AT MEETINGS

         The Board of Directors has an Audit Committee, which consists of Messrs. Brown, Connors and Saucedo. As more fully described in the Audit Committee Charter, the Audit Committee selects independent public accountants, reviews reports from the Company's independent public accountants and reviews with them the scope and results of the audit engagement. The Audit Committee met seven times in 2002.

         The Board of Directors has a Compensation Committee of the Board, consisting of Messrs. Brown, Connors and Saucedo, Drs. Kovalchik, Sherman and Swinney. The Compensation Committee, as more fully described in the Compensation Committee Report, approves salary practices for executive personnel, establishes the compensation of executive officers and authorizes the grant of stock options. The Compensation Committee met six times in 2002.

         During 2002, the Board met 16 times. Each director attended more than 75% of the total of all meetings of the Board and any committees on which he serves.


EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

         During 2002, the Compensation Committee (the "Committee") consisted of six directors who are not employees or former employees of, or consultants to, the Company. The Committee approves salary practices for executive personnel, reviews the performance of the Company and the executive officers, sets performance objectives, establishes the compensation of executive officers, including the Chief Executive Officer, and authorizes the grant of options under the 1993 Stock Incentive Plan.

         The Company's policy in compensating executive officers is to establish methods and levels of compensation that will provide strong incentives to promote the profitability and growth of the Company and reward superior performance and that are sufficiently competitive to attract, retain and motivate highly competent management personnel. Compensation of executive officers includes base salary, performance-based incentive bonuses and stock-based programs.

         The Committee has adopted an executive compensation policy which provides a base salary and, if certain performance objectives are met, incentive bonuses and stock options. The Committee considers total compensation paid to executive officers holding comparable positions in comparable companies and for 2002 set base salaries of the Company's executive officers at or above the middle of the range of comparable compensation. Upon achievement of performance objectives established by the Committee, officers other than Dr. Lopez could receive, in addition to base salaries, bonuses in amounts ranging from 20% to 33% of their base salaries. The policy through 1998 also provided for the semi-annual award of stock options ranging in value from 25% to 30% of base semi-annual salary, based on an option valuation model, which were awarded as described below. If performance objectives are achieved and officers receive the entire amount of incentive compensation available to them, their compensation could be at the highest percentiles of compensation for comparable positions. The Committee believes that performance-based and stock-based compensation serve to align the interests of the executive officers with the interests of the Company's stockholders.

         Stock options to be received by officers pursuant to the executive compensation policy described above are awarded under the 1993 Plan. Options granted under the 1993 Plan through 1999 become exercisable on the achievement of performance objectives established by the Committee or 10 years from the date of grant. The 1993 Plan and the performance objectives are designed so that the options will motivate the officers toward and reward them for achievement of the performance objectives.

         In November 1997, the Committee accelerated option grants to officers other than Dr. Lopez by a one-time grant of options covering the estimated number of shares which otherwise would be covered by options that the Company would expect to award over a five year period under the executive compensation policy described above. The options were granted with the understanding that no additional options would be granted to the recipients under the executive compensation policy for five years. At the time that the options were granted, the Committee established a series of performance objectives, which, if met, would cause the options to become exercisable earlier than 10 years from the date of grant. It was expected that the performance objectives would not be met until at least several years after the expected awards normally would have been made, which, in fact, happened and the objectives as to 40% of the options have still not been met. The Committee further provided that options could not be exercised as to more than 20% cumulatively of the covered shares each year from 1998 through 2002.

         Bonuses were paid to officers who were deemed to have met the performance objectives for the first and second halves of 2002. Messrs. Costello and Riggs each received an option in 2002 under a provision of the 1993 Plan that provides for automatic grants of options to each employee, including officers, every five years on the anniversary date of his or her employment. Additional options were granted to Mr. Costello in January 1999, coincident with a salary adjustment, and in September 2001, in connection with a special incentive program.

         The base salary paid to Dr. Lopez in 2002 was set by the Committee in accordance with the Company's executive compensation policy at near the middle of the range of total compensation paid to chief executive officers of companies that the Committee deemed to be comparable to the Company. Under the executive compensation policy, Dr. Lopez received incentive bonuses of 110% of his base salary. Additionally, in 2003, Dr. Lopez was granted options to purchase 75,000 shares in each of the first and second quarters and 50,000 shares in each of the third and fourth quarters. The executive compensation policy sets the incentive bonuses and the value of stock options to be awarded to Dr. Lopez at a higher percentage of his base salary than that awarded to other officers. The Committee believes that in view of the Chief Executive Officer's overall responsibility for the success of the Company, it is appropriate that a larger portion of his compensation be contingent on performance.


April 22, 2003

                                           COMPENSATION COMMITTEE


                                           Michael T. Kovalchik III, M.D., Chair
                                           Jack W. Brown
                                           John J. Connors
                                           Joseph R. Saucedo
                                           Richard H. Sherman, M.D.
                                           Robert S. Swinney, M.D.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table shows the compensation earned for the past three years by each of the Company's executive officers whose 2002 compensation exceeded $100,000 (the "named executive officers").

                                               SUMMARY COMPENSATION TABLE
                                                                                       LONG TERM
                                                  ANNUAL COMPENSATION                COMPENSATION
                                            -------------------------------
                                                                                  SECURITIES UNDERLYING       ALL OTHER
              NAME AND POSITION              YEAR    SALARY ($)    BONUS(1)             OPTIONS (#)        COMPENSATION ($)
              -----------------             -----   -----------   ---------       ----------------------   ----------------
George A. Lopez.........................     2002   $340,000       $374,000            250,000 (2)           $44,369 (5)
   Chairman of the Board,                    2001    340,000        374,000            300,000 (2)            41,268 (5)
   President and Chief Executive Officer     2000    325,000        179,780            375,000 (2)            38,428 (5)
                                                                                     1,100,000 (3)
                                                                                     1,100,000 (4)

Francis J. O'Brien .....................     2002    200,000         75,000              12,500(2)            2,125 (6)
   Secretary, Treasurer and                  2001    200,000         50,000              1,500 (2)            2,125 (6)
   Chief Financial Officer                   2000    200,000         51,030              1,027 (2)            2,125 (6)

                                             2002    180,000         60,000             11,000 (2)            2,125 (6)
Richard A. Costello.....................     2001    180,000         70,000             15,000 (2)            2,125 (6)
   Vice President of Sales                   2000    165,000         56,030              1,027 (2)            2,125 (6)

Steven C. Riggs.........................     2002    116,792         33,900             23,750 (2)            1,884 (6)
    Vice President of Operations

----------------

(1) Bonus amounts are included in the year earned rather than the year actually paid; a portion is paid in the following year.

(2)      Options to acquire shares of the Company.

(3) Options to acquire shares of Budget Medical Products, a wholly owned subsidiary of the Company. (4) Options to acquire shares of SetFinder, Inc., a wholly owned subsidiary of the Company.

(5) Includes dollar value of life insurance premiums paid by the Company, based on the cost of term life insurance, plus the dollar value, on an actuarial basis, of the net cash surrender value accruing to the Diana Lopez Insurance Trust as owner of the life insurance policy on Dr. Lopez of $42,244 in 2002, $39,161 in 2001 and $36,303 in 2000 and
         Company matching contributions under Section 401(k) retirement plan for employees of $2,125 in each year.

(6)      Company matching contribution under section 401(k) retirement plan.

STOCK OPTION GRANTS

         Options to purchase Common Stock of the Company were granted in 2002 to employees under the ICU Medical, Inc. 1993 Stock Incentive Plan ("1993 Plan"), which provides for the grant of options to purchase up to 7,162,500 shares. The exercise price of options granted under the 1993 Plan is the fair market value of the Common Stock on the date of grant. All options granted under the 1993 Plan through April 2000 expire eleven years from issuance and are time-accelerated options which vest upon the earlier of the Company achieving specific operating performance levels or ten years from the date of grant. Options granted since April 2000 expire eleven years from issuance and vest in equal annual amounts on the first, second and third anniversary of issuance except for 16,500 options granted in 2001 (five years on certain options granted in 2002) and 22,500 options granted in 2002 which were time-accelerated options; 10,000 of those vest ten years from issuance and 12,500 vest five years from issuance, in both cases if specific operating performance levels are not previously met. The Company may issue more time-accelerated options in the future.

         In 2000, two of the Company's wholly owned subsidiaries, Budget Medical Products and SetFinder, Inc. adopted stock option plans. Options were to expire ten years from issuance, except Incentive Stock Options which were to expire five years from issuance. Options vested in equal annual amounts on the first, second and third anniversary of issuance. The subsidiary companies had certain rights to repurchase shares issued under options for as long as the subsidiary was not subject to the reporting requirements of the Securities Exchange Act of 1934. In 2002, non-director employees of the subsidiaries exchanged the options to acquire stock of the subsidiaries, which options were estimated to have an exercise price no less than the fair value of the subsidiaries stock, for options to buy the Company's Common Stock at fair market value on the exchange date. In January 2003, the remaining option holders, consisting solely of the Company's directors, agreed to surrender their options for no consideration, and the stock option plans of the subsidiaries were terminated.

                                       OPTION GRANTS IN LAST FISCAL YEAR
                                           INDIVIDUAL GRANTS
                      -------------------------------------------------------------
                            NUMBER OF      % OF TOTAL     EXERCISE                     POTENTIAL REALIZABLE VALUE AT
                            SECURITIES       OPTIONS       OR BASE                       ASSUMED ANNUAL RATES OF
                            UNDERLYING     GRANTED TO       PRICE                         STOCK PRICE APPRECIATION
                             OPTIONS        EMPLOYEES     PER SHARE    EXPIRATION            FOR OPTION TERM
         NAME              GRANTED (#)       IN 2002       ($/SH)         DATE         5% ($) (1)      10% ($) (1)
         ----              -----------       -------       ------         ----         ----------      -----------
ICU Medical, Inc.
-----------------------------------------
George A. Lopez, M.D.          75,000          11%         $ 33.55       3/8/13      $1,554,977       $ 4,056,588
                               75,000          11%           30.18       6/9/13       2,047,642         5,341,841
                               50,000           7%           36.03       9/9/13       1,266,180         3,303,181
                               50,000           7%           36.87      12/9/13       1,524,921         3,978,178
Francis J. O'Brien             12,500           2%           36.04      9/20/13         319,963           834,713
Richard A. Costello            10,000           1%           36.04      9/20/13         255,971           667,771
                                1,000            *           36.17      9/28/13          25,693            67,027
Steven C. Riggs                 7,500           1%           30.32       1/2/13         161,531           421,399
                                8,000           1%           30.09       6/4/13         170,993           446,082
                                3,750            *           29.86       7/1/13          79,540           207,503
                                3,500            *           36.04      9/20/13          89,602           233,752
                                1,000            *           35.75      10/5/13          25,395            66,249
Alison D. Burcar                1,000            *           30.02      6/10/13          21,324            55,631
                                2,500            *           36.04      9/20/13          64,002           166,966

----------------
* Less than 1%

(1) The rates of stock appreciation reflected in the table are assumed solely for the purpose of compliance with the rules of the Securities and Exchange Commission relating to the disclosure of executive compensation. The Company's Common Stock has at times appreciated at rates substantially different than the assumed rates and at other times the value of the Common Stock has declined. Neither the assumed appreciation rates nor the actual changes in the share value of the Company's common stock since the dates of option grants are necessarily indicative of any future value of the Common Stock. The actual realizable value of the options may be substantially greater or less than that reflected in the table depending on the actual changes in the share value during the options' terms.

STOCK OPTION EXERCISES AND HOLDINGS

         AGGREGATED OPTION EXERCISES IN 2002 AND YEAR-END OPTION VALUES

         The following table contains information about stock options exercised during 2002, and stock options held at December 31, 2002, by the named executive officers of the Company.

                                                          VALUE OF UNEXERCISED
                               SHARES                     NUMBER OF UNEXERCISED       IN-THE-MONEY OPTIONS AT
                              ACQUIRED        VALUE       OPTIONS AT YEAR-END(#)             YEAR-END($)
         NAME               ON EXERCISE     REALIZED    EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
         ----               -----------     --------    -------------------------     -------------------------
ICU Medical, Inc.
------------------------------
 George A. Lopez, M.D. ......   521,737    $12,635,119     2,302,762  /   525,000    $ 62,574,085 /   $ 5,479,375
 Francis J. O'Brien .........    72,500      2,308,137         1,472  /    90,585          26,101 /     2,316,760
 Alison D. Burcar............     3,375         94,441         6,625  /     3,500         170,966 /         9,655
 Richard A. Costello ........    79,857      2,026,745         1,114  /    71,413          29,164 /     1,561,481
 Steven C. Riggs ............     3,000         75,414        17,693  /    32,083         404,263 /       301,694

Budget Medical Products (1)
------------------------------
 George A. Lopez, M.D. ......         0              0       733,333  /   366,667             $ 0 /           $ 0

SetFinder, Inc. (1)
------------------------------
 George A. Lopez, M.D. ......         0              0       733,333  /   366,667             $ 0 /           $ 0

-------------
(1)  Options surrendered for no consideration in January 2003.

PERFORMANCE GRAPH

         The following graph shows the total stockholder return on the Company's Common Stock based on the market price of the Common Stock from January 1, 1998 to December 31, 2002 and the total returns of the Nasdaq Stock Market National Market Tier Index and Common Stocks of a peer group selected by the Company for the same period.

      COMPARISON OF TOTAL RETURN FROM JANUARY 1, 1998 TO DECEMBER 31, 2002 AMONG ICU MEDICAL, INC., THE NASDAQ STOCK MARKET INDEX AND PEER GROUP



                            [PERFORMANCE GRAPH HERE]



                      1/1/98    12/31/1998     12/31/1999     12/31/2000    12/31/2001    12/31/2002
                      ------    ----------     ----------     ----------    ----------    ----------
ICU Medical, Inc.      100.0         177.8          123.2          243.4         359.6         452.1
Nasdaq                 100.0         141.0          261.5          157.4         124.9          86.3
Peer Group             100.0          81.9          116.0          116.8         175.9         182.3


         Assumes $100 invested on January 1, 1998 in the Company's Common Stock, the Nasdaq Stock Market National Market Tier Index and the Peer Group.

         The companies in the peer group selected by the Company are Gish Biomedical, Inc., Microtek Medical Holdings, Inc., Merit Medical Systems, Inc., Utah Medical Products, Inc. and Vital Signs, Inc. The basis for the selection of the companies in the peer group is that, like the Company, they are all small to mid-size producers of medical products.

DIRECTORS' COMPENSATION

         During 2002, the Company paid directors who were not employees of the Company an annual retainer of $10,000 plus $1,000 per day for attendance at meetings of the Board and $500 if the meeting is conducted telephonically. Pay for attendance at meetings of Committees of the Board is $750 per day, and $375 if the meeting is conducted telephonically. In addition, under the 2001 Directors' Stock Option Plan, adopted in November 2001 and approved by stockholders in May 2002, the Company awarded to each non-employee director options to purchase 1,875 shares of Common stock in November 2001, options for 15,000 shares in May 2002 and options for 1,875 shares automatically quarterly thereafter. The Directors' Stock Award Plan, under which each non-employee director was automatically awarded 1,500 shares annually, was terminated upon stockholder approval of the 2001 Directors' Stock Option Plan and the award payable in 2002 was not made.

EMPLOYMENT AGREEMENTS

         The Company has an employment agreement with each named executive officer, which provides for an annual base salary and a bonus payable in cash and options to acquire the Company's Common Stock under the 1993 Plan based on achievement of specified performance goals. Unless earlier terminated, the employment agreements expire on June 30, 2003, at which time they may be renewed for successive six-month periods. The provisions for bonuses payable in options to acquire the Company's Common Stock for all except Dr. Lopez were, in effect, superceded by an award of stock options in November 1997 in place of options that might have been awarded over the succeeding five years. Options granted through April 2000 vest only upon the earliest of the Company achieving specific operating performance levels or ten years from the date of grant (referred to as "time accelerated options"). Options granted after April 2000 vest in equal annual amounts on the first, second and third anniversary of issuance, except for 15,000 options granted to Mr. Costello in 2001, and 12,500 and 10,000 options granted to Messrs. O'Brien and Costello, respectively, in 2002, which are time accelerated options.

         The Company also has an agreement with Dr. Lopez which generally provides that, in the event the Company undergoes a change in control, as defined, and his employment is terminated, or certain negative changes in condition of employment occur, within 24 months of a change in control, he will be entitled to three times his annual salary and bonus, payment of bonus through the date of termination or change in conditions, and continuation of benefits for three years, and any stock options he hold will vest in full. In addition, if any payments are subject to excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, he will be entitled to a "gross up" of payments to offset the effect of the excise tax. The company will not be entitled to a tax deduction for any payments made under the agreement that are subject to the excise tax.


              APPROVAL OF ICU MEDICAL, INC. 2003 STOCK OPTION PLAN

         On April 10, 2003, the Board adopted, subject to stockholder approval, ICU Medical, Inc.'s 2003 Stock Option Plan, to be effective upon stockholder approval. The Company will continue to grant options to purchase Common Stock under the Amended and Restated 1993 Stock Incentive Plan (the "1993 Plan") until it expires in January 2005 or no shares remain available for future grants, whichever occurs first. As of March 31, 2003, of the total shares available under the 1993 Plan, 6,751,744 shares were subject to outstanding or exercised options and 410,756 shares were available for future grants, for a combined total of 7,162,500 shares. The number of shares of Common Stock reserved under the 2003 Stock Option Plan will be 1,500,000 shares, and the fair market value of such shares as of March 31, 2003 was $41,265,000. A copy of the 2003 Stock Option Plan is attached hereto as Exhibit A.

         The purpose of the 2003 Stock Option Plan is to enhance the long-term stockholder value of the Company by offering opportunities to eligible individuals to participate in the growth in value of the equity of the Company. The Board believes that the 2003 Stock Option Plan will assist the Company in attracting, motivating and retaining key employees and provide long-term, performance-based incentives that will unify the interests of key employees and stockholders.

SUMMARY OF THE 2003 STOCK OPTION PLAN

         THE FOLLOWING SUMMARY HIGHLIGHTS THE TERMS OF THE 2003 STOCK OPTION PLAN BUT DOES NOT INCLUDE ALL OF THE DETAILED TERMS AND PROVISIONS OF THE 2003 STOCK OPTION PLAN. STOCKHOLDERS ARE ENCOURAGED TO READ IN ITS ENTIRETY THE 2003 STOCK OPTION PLAN, WHICH IS ATTACHED AS EXHIBIT A TO THE PROXY STATEMENT. IF THERE IS A DISCREPANCY BETWEEN THE TERMS OF THE 2003 STOCK OPTION PLAN AND THE FOLLOWING SUMMARY, THE 2003 STOCK OPTION PLAN WILL CONTROL.

DESCRIPTION OF THE 2003 STOCK OPTION PLAN

         ELIGIBILITY AND GRANT OF OPTIONS. The Company may grant options to purchase Common Stock under the 2003 Stock Option Plan to employees of the Company and its subsidiaries, directors of its subsidiaries who are neither employees of the Company or its subsidiaries nor directors of the Company, and individuals who are consultants to the Company. Each employee, other than "Ineligible Nonresidents," as defined in the 2003 Stock Option Plan, automatically will receive an option to purchase 1,000 shares every fifth year on the anniversary of the employee's first day of employment as long as the employee remains continuously employed. The exercise price of options granted automatically is the fair market value of the Common Stock on the fifth anniversary date. No such option will be granted under the 2003 Stock Option Plan to an optionee who receives a similar automatic option under the 1993 Plan on the same date.

         Except for options granted automatically on the fifth anniversaries of employment, the Compensation Committee of the Board of Directors (the "Committee") will determine which employees of the Company will be granted additional options, the number of shares subject to each option and the price, terms and conditions, consistent with the 2003 Stock Option Plan, of each option. In some cases, officers of the Company are entitled by terms of their employment agreements to receive quarterly or semiannual grants of options; in some cases, grants are automatic and in other cases, the grant will occur only if certain predetermined performance objectives are achieved. See "Election of Directors - Executive Compensation." The number of shares subject to options granted to any one employee in any calendar year may not exceed 500,000.

         Options granted under the 2003 Stock Option Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

         EXERCISE PRICE AND PAYMENT. The exercise price of options granted under the 2003 Stock Option Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant. The closing price of the Common Stock on the Nasdaq Stock Market National Market Tier on March 31, 2003 was $27.51. The exercise price may be paid in cash, check, or wire transfer. In addition, under certain circumstances and as permitted by law, the Committee may elect to permit payment of the exercise price by delivery of shares of the Company's Common Stock already owned by the optionee, a broker assisted same day sale, full-recourse promissory note, any combination of the foregoing, or any other form or method permitted by law.

         EXERCISE OF STOCK OPTIONS. The Committee determines at the time it grants the options when they may be exercisable. The Committee may specify that options shall be exercisable on their grant date, in accordance with a schedule related to the grant date, upon achievement of performance goals established by the Committee or any combination of the passage of time or performance goals as the Committee shall specify.

         Performance objectives for the vesting of options may be expressed in terms of operating results or operating ratios of the Company or its individual divisions or affiliates, such as sales, sales of particular products, gross margins, net income or return on investment, or may be stated in terms of the performance of individual optionees. Upon achievement of the performance objectives related to specific options, those options will become exercisable in such installments as the Committee determines at the time of grant. If the performance objectives are not achieved, options will not be exercisable until a specified date in the future before the scheduled expiration of the option.

         Unexercised options will expire 10 years after the date of grant or such earlier date as established by the Committee.

         Options intended to be incentive stock options under the Code may not vest at a rate of more than $100,000 in fair market value of stock (measured on grant date) during any calendar year. This vesting limitation will be applied by deferring the exercisability of options to the extent necessary to satisfy the limitation to a year when the vesting limitation is met, or in certain circumstances treating them as nonstatutory options.

         Options may be exercised for a period of 30 days after an optionee ceases to be an employee, director or consultant of the Company or an affiliate ("Termination") for any reason other than normal retirement, permanent disability or death. Options may be exercised within 90 days after Termination because of normal retirement or within one year after Termination because of death or permanent disability. In the case of Termination because of death or permanent disability, all Options, including those not otherwise exercisable at the date of Termination, may be exercised. All Options may also be exercised within one year after death in the event of an optionee's death within 90 days after Termination because of permanent disability. To the extent otherwise exercisable at the date of Termination, Options may also be exercised within one year after Termination in the event of an optionee's permanent disability within 90 days after Termination because of normal retirement, or within one year after death in the event of an optionee's death within 90 days after Termination because of normal retirement.

         ADJUSTMENT OF SHARES. The 2003 Stock Option Plan provides for adjustments to the number of shares subject to the 2003 Stock Option Plan, the exercise price and number of shares subject to outstanding options and the Option Limit in the event of any stock dividend, recapitalization, split-up, combination or exchange of the Common Stock. In the event that the Company distributes to its stockholders shares of a subsidiary of the Company, any option outstanding under the Plan at the date of such distribution shall automatically become an option to purchase the number of shares of Common Stock of the Company as to which the option has not yet been exercised plus, for each such unexercised option share, the same number of shares or fraction of a share of the subsidiary as was distributed in respect of one share of Common Stock of the Company. In the event of liquidation or dissolution, or a corporate reorganization in which the Company is not the survivor (other than a reorganization resulting from a change in control), the options terminate unless the Committee accelerates the time of exercise to a date prior to such event or unless the options are assumed by, and replaced by options of, the Company's successor.

         If the Company merges with another entity in a transaction in which the Company is not the surviving entity or undergoes a change in control, the Board, at its discretion, may accelerate the vesting and termination of outstanding options, cancel the options in exchange for cash payments to the optionees or arrange for substitution of options on equity securities other than the Company's common stock in exchange for outstanding options. The Board need not adopt the same rules for each option or each optionee. However, if the Company is a party to a merger or other transaction in which the stockholders of the Company, immediately before the transaction, own 50% or less of the total combined voting power or value of the Company immediately after the transaction, vesting of all outstanding options shall be accelerated and they shall become exercisable in full on the date of the transaction.

         If options expire or terminate without having been exercised in full, the unpurchased shares may again be subject to additional options granted under the 2003 Stock Option Plan. The 2003 Stock Option Plan will continue in effect until such time as it may be terminated by the Company's Board of Directors. Incentive stock options may not be granted after April 10, 2013.

         ADMINISTRATION AND OPERATION OF THE 2003 STOCK OPTION PLAN. The 2003 Stock Option Plan is administered by the Committee. In addition to determining the terms of and granting options, the Committee will interpret the 2003 Stock Option Plan, adopt any rules and regulations necessary for its proper administration and take any other action it deems necessary or advisable for the 2003 Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

         THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS UNDER THE 2003 STOCK OPTION PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS.

         NONSTATUTORY STOCK OPTIONS. The grant of a nonstatutory option under the 2003 Stock Option Plan will have no federal income tax effect on the optionee or the Company. Upon the exercise of a nonstatutory option, the optionee generally will have compensation taxable as ordinary income (subject to withholding) in an amount equal to the excess over the exercise price of the fair market value of the shares on the date of exercise. (Special rules may apply to an optionee subject to Section 16(b) of the Securities Exchange Act of 1934, as amended.) The Company will be entitled to a deduction in the same amount. The tax basis of the shares received by the optionee will be their fair market value on the exercise date. Upon the disposition of the shares, any difference between the tax basis of the shares and the amount realized on the disposition will be treated as a short-term or long-term capital gain or loss, depending on how long the shares were held. The Company may allow nonstatutory options to be transferred subject to conditions and restrictions imposed by the Committee; special tax rules may apply on such a transfer.

         INCENTIVE STOCK OPTIONS. The grant of an incentive stock option under the 2003 Stock Option Plan will have no federal income tax effect on the optionee or the Company. Upon the exercise of an incentive stock option, the optionee will not recognize any income for "regular" tax purposes. However, any excess of the fair market value (on the date of exercise) of the stock subject to an incentive stock option over the exercise price of the option (the "option spread") will be includible in the optionee's "alternative minimum taxable income" for purposes of the alternative minimum tax. If the optionee does not dispose of the shares acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain upon sale of the shares will be a long-term capital gain. If shares are sold or otherwise disposed of before both of these periods have expired (a "disqualifying disposition"), the option spread on the date of exercise of the option (but not more than the amount of the gain on the sale or other disposition) will be ordinary income in the year of the sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess will be taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition.

         OTHER. In the case of both incentive stock options and nonstatutory options, special federal income tax rules apply if the optionee uses previously acquired Common Stock of the Company to pay all or part of the exercise price of the option or to satisfy withholding taxes.

         Exercise of options which become exercisable as a result of a change in control could also result in an excise tax on the optionee's option income (subject to withholding) (i.e., the excess of the fair market value of the shares on the date of exercise over the exercise price) and in a loss of the Company's federal income tax deduction.


VOTE REQUIRED TO APPROVE THE 2003 STOCK OPTION PLAN

         Approval of the 2003 Stock Option Plan will require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the proposal to approve the 2003 Stock Option Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE 2003 STOCK OPTION PLAN.

                              SELECTION OF AUDITORS

         The Audit Committee of the Board of Directors of the Company has selected Deloitte & Touche LLP, independent auditors, as independent auditors of the Company for the year ending December 31, 2002, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP audited the Company's financial statements for the first time in 2002. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and respond to appropriate questions.

         On June 18, 2002, we dismissed Arthur Andersen LLP ("Andersen") as our independent accountant. Andersen's report on our financial statements for either 2000 or 2001 did not contain an adverse opinion, a disclaimer of opinion or a qualification. During 2000 and 2001 and the interim period of 2002 before we dismissed Andersen, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no "reportable events" as defined in the regulations of the Securities and Exchange Commission. The decision to change independent accountants was approved by the Audit Committee.

         We furnished Andersen a copy of our Current Report on Form 8-K dated June 18, 2002 containing the foregoing disclosures, and requested Andersen to furnish us a letter addressed to the Securities and Exchange Commission stating whether Andersen agreed with the foregoing disclosures, or, if not, stating the respects in which it does not agree. Andersen's letter stating that it agreed with our disclosures was included as an exhibit to the Form 8-K.

         On July 22, 2002, we engaged Deloitte & Touche LLP ("Deloitte") as our independent accountant. During the past two years and the subsequent interim period before we engaged Deloitte, the we had not (and no one on our behalf had) consulted with Deloitte on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matter that was either the subject of a disagreement or reportable event as set forth in the regulations of the Securities and Exchange Commission.

AUDIT FEES

         The aggregate fees and expenses billed by Deloitte & Touche LLP for the audit of the Company's consolidated financial statements for the year ended December 31, 2002 and the reviews of the quarterly consolidated financial statements included in the Company's Forms 10-Q for that year were $48,200.

ALL OTHER FEES

         During the year 2002, Deloitte & Touche LLP billed the Company approximately $1,000 for non-audit services, all of which were audit-related services in connection with an SEC filing.

         We terminated Arthur Andersen LLP as our independent auditors in June 2002. In 2002 we paid Arthur Andersen LLP fees and expenses for the following services:

         Audit of 2001 consolidated financial statements and review of the quarterly consolidated financial statements included in the
         Company's March 31, 2002 Form 10-Q                              $47,040

         Financial Information System and Design and Implementation Fees  58,459

         All other fees:
           Tax planning and return preparation                            47,040
           SEC filings                                                     1,000
           Other                                                             500

         The Audit Committee had considered whether the provision of non-audit services was compatible with maintaining Arthur Andersen LLP's independence and concluded that there was no incompatibility.

AUDIT COMMITTEE REPORT

         During 2002, the Audit Committee ("the Committee") consisted of three directors who are independent directors as defined by Nasdaq regulations. The Company's Board of Directors on May 5, 2000 adopted a written Charter for the Audit Committee, which was reviewed without change on October 17, 2002.

         The Company's audited consolidated financial statements are included in the Company's Annual Report to Shareholders and Form 10-K. The Audit Committee has reviewed and discussed those financial statements with management of the Company and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. Further, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standards No. 1, "Independence Discussions with Audit Committees", as amended, and has discussed the independent auditor's independence with them. Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report to Shareholders and Form 10-K.

April 22, 2003

                                                        AUDIT COMMITTEE

                                                        Joseph R. Saucedo, Chair
                                                        John J. Connors
                                                        Jack W. Brown



                                  OTHER MATTERS

         The Company knows of no other matters to be brought before the Annual Meeting. If any other matters are properly presented for action, the persons named in the accompanying proxy intend to vote on such matters in their discretion.

                                  ANNUAL REPORT

         The Company's Annual Report for the year ended December 31, 2002 is being mailed to all stockholders together with this Proxy Statement. The Company's Annual Report is also posted on the Company's web site, www.icumed.com.

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND RELATED SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST IN WRITING FROM ANY PERSON WHO WAS A HOLDER OF RECORD, OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS A BENEFICIAL OWNER, OF COMMON STOCK OF THE COMPANY ON APRIL 25, 2003. ANY SUCH REQUEST SHALL BE ADDRESSED TO THE SECRETARY OF THE COMPANY AT 951 CALLE AMANECER, SAN CLEMENTE, CA 92673. THE COMPANY'S ANNUAL REPORT ON FORM 10-K IS ALSO POSTED ON THE COMPANY'S WEB SITE, WWW.ICUMED.COM.

                           NOMINATION OF DIRECTORS AND
                       SUBMISSION OF STOCKHOLDER PROPOSALS

         Any stockholder who intends to nominate persons for election as directors at an annual meeting shall give timely written notice to the Secretary of the Company setting forth (a) as to each nominee whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the nominee and
(iv) any other information concerning the nominee that would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such nominee; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder. Such notice shall include a signed consent of each such nominee to serve as a director of the Company, if elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility for such proposed nominee to serve as a director of the Company. Any stockholder who intends to propose any business at a meeting shall give timely written notice to the Secretary of the Company setting forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and record address of the stock holder giving the notice, (iii) the class and number of shares of capital stock of the Company that are beneficially owned by the stockholder, and by any other stockholders known by the stockholder giving the notice to be supporting the proposal and (iv) any material or financial interest of the stockholder in such business. Either of the notices described above will be timely if it is delivered to or mailed and received at the Company's executive offices not less than 50 days nor more than 75 days prior to the date of the annual meeting, unless the Company has given less than 60 days notice or prior public disclosure of the date of the meeting, in which case the notice must be received by the Company not less than 10 days after notice of the meeting was mailed or public disclosure of the date of the meeting was made. A proposal that a stockholder wants the Company to include in the Proxy Statement for the 2004 Annual Meeting must be received by the Company at its principal executive offices by December 31, 2003, to be included in the Proxy Statement for that meeting, and all other conditions for such inclusion must be satisfied.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of the Company's Common Stock to file reports on prescribed forms regarding ownership of and transactions in the Common Stock with the Securities and Exchange Commission and to furnish copies of such forms to the Company. Based solely on a review of the forms received by it, the Company believes that with respect to 2002 the following Section 16(a) filings were not filed on a timely basis: one filing each on Form 3 for Alison Burcar and Steven Riggs; two Form 4 filings for Jack Brown; two Form 4 filings for John Connors; two Form 4 filings for Michael Kovalchik; one Form 4 filing for Joseph Saucedo, two Form 4 filings for Richard Sherman; one Form 4 filing for Robert Swinney and March Form 4 stock split dividend reported on Form 5; one Form 4 filing each for Alison Burcar, Richard Costello, and Francis J. O'Brien, all late by one day; March Form 4 stock split dividend reported on Form 5 for Diana Lopez and George Lopez.


                             SOLICITATION OF PROXIES

         The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made by mail, telephone or telegram and personally by directors, officers and other employees of the Company, but such persons will not receive compensation for such services over and above their regular salaries. The Company will reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /S/ Francis J. O'Brien
                                              ----------------------
                                              Francis J. O'Brien, Secretary

                                                                       EXHIBIT A

                             2003 STOCK OPTION PLAN
                                       OF
                                ICU MEDICAL, INC.


1.       PURPOSE OF THIS PLAN

The purpose of this 2003 Stock Option Plan of ICU Medical, Inc. is to enhance the long-term stockholder value of ICU Medical, Inc. by offering opportunities to eligible individuals to participate in the growth in value of the equity of ICU Medical, Inc.

2.       DEFINITIONS AND RULES OF INTERPRETATION

         2.1      DEFINITIONS. This Plan uses the following defined terms:

                  (a) "ADMINISTRATOR" means the Board or the Committee.

                  (b) "AFFILIATE" means a "parent" or "subsidiary" (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an "Affiliate" for purposes of this Plan.

                  (c) "APPLICABLE LAW" means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Options or Option Shares.

                  (d) "BOARD" means the board of directors of the Company.

                  (e) "CHANGE OF CONTROL" means any transaction or event that the Board specifies as a Change of Control under Section 10.4.

                  (f) "CODE" means the Internal Revenue Code of 1986.

                  (g) "COMMITTEE" means a committee composed of Company Directors appointed in accordance with the Company's charter documents and
Section 4.

                  (h) "COMPANY" means ICU Medical, Inc., a Delaware corporation.

                  (i) "COMPANY DIRECTOR" means a member of the Board.

                  (j) "CONSULTANT" means an individual who, or an employee of any entity that, provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee.

                  (k) "DIRECTOR" means a member of the board of directors of the Company or an Affiliate.

                  (l) "DIVESTITURE" means any transaction or event that the Board specifies as a Divestiture under Section 10.5.

                  (m) "EMPLOYEE" means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company's or an Affiliate's classification of an individual as an "Employee" (or as not an "Employee") for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. An Optionee shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Optionee's Options under Section 10. Neither service as a Director nor receipt of a director's fee shall be sufficient to make a Director an "Employee."

                  (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934.

                  (o) "EXECUTIVE" means, if the Company has any class of any equity security registered under Section 12 of the Exchange Act, an individual who is subject to Section 16 of the Exchange Act or who is a "covered employee" under Section 162(m) of the Code, in either case because of the individual's relationship with the Company or an Affiliate. If the Company does not have any class of any equity security registered under Section 12 of the Exchange Act, "Executive" means any (i) Director, (ii) officer elected or appointed by the Board, or (iii) beneficial owner of more than 10% of any class of the Company's equity securities.

                  (p) "EXPIRATION DATE" means, with respect to an Option, the date stated in the Option Agreement as the expiration date of the Option or, if no such date is stated in the Option Agreement, then the last day of the maximum exercise period for the Option, disregarding the effect of an Optionee's Termination or any other event that would shorten that period.

                  (q) "FAIR MARKET VALUE" means the value of Shares as determined under Section 17.2.

                  (r) "FUNDAMENTAL TRANSACTION" means any transaction or event described in Section 10.3.

                  (s) "GRANT DATE" means the date the Administrator approves the grant of an Option or, in the case of an Option granted automatically pursuant to Section 5.3, the applicable anniversary date of the Employee's first day of employment by the Company or an Affiliate specified as the date of grant in
Section 5.3. However, if the Administrator specifies that the Grant Date of an Option, other than an Option granted automatically pursuant to Section 5.3, is a future date or the date on which a condition is satisfied, the Grant Date for such Option is that future date or the date that the condition is satisfied.

                  (t) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Option Agreement for that Option.

                  (u) "INELIGIBLE NONRESIDENT" means an Employee who is a resident of and/or has his or her principal place of employment in a country (other than the United States of America) where, as determined by the Administrator in its sole discretion, the grant of Options to Employees resident and/or having their principal place of employment in such country, or the exercise of such Options, would have significant adverse consequences to Employees and/or the Company under the tax or securities laws of such country or would require the Company or any Affiliate to effect a registration or qualification under, or perfect an exemption from or other compliance with, the securities laws of such country that the Administrator deems, in its sole discretion, to be unduly burdensome.

                  (v) "NONSTATUTORY OPTION" means any Option other than an Incentive Stock Option.

                  (w) "OFFICER" means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

                  (x) "OPTION" means a right to purchase Shares of the Company granted under this Plan.

                  (y) "OPTION AGREEMENT" means the document evidencing the grant of an Option, including this Plan in the case of each Option granted automatically to each Employee (other than an Ineligible Nonresident) pursuant to Section 5.3.

                  (z) "OPTION PRICE" means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

                  (aa) "OPTION SHARES" means Shares covered by an outstanding Option or purchased under an Option.

                  (bb) "OPTIONEE" means: (i) a person to whom an Option has been granted, including a holder of a Substitute Option, and (ii) a person to whom an Option has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), and 16.

                  (cc) "PLAN" means this 2003 Stock Option Plan of ICU Medical, Inc.

                  (dd) "QUALIFIED DOMESTIC RELATIONS ORDER" means a judgment, order, or decree meeting the requirements of Section 414(p) of the Code.

                  (ee) "RULE 16B-3" means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

                  (ff) "SECURITIES ACT" means the Securities Act of 1933.

                  (gg) "SHARE" means a share of the common stock of the Company or other securities substituted for the common stock under Section 10.

                  (hh) "SUBSIDIARY DIRECTOR" means a director of a "subsidiary" (as defined in Section 424 of the Code) of the Company who is neither an Employee nor a Company Director.

                  (ii) "SUBSTITUTE OPTION" means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

                  (jj) "TERMINATION" means that the Optionee has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. However, unless so determined by the Administrator or otherwise provided in this Plan, "Termination" shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an Affiliate to cease being an Affiliate shall be treated as the "Termination" of that Affiliate's Employees, Directors, and Consultants.

         2.2 RULES OF INTERPRETATION. Any reference to a "Section," without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the effective date of this Plan and including any successor provisions

3.       SHARES SUBJECT TO THIS PLAN; TERM OF THIS PLAN

         3.1 NUMBER OF OPTION SHARES. Subject to adjustment under Section 10, the maximum number of Shares that may be issued under this Plan is 1,500,000. When an Option is granted, the maximum number of Shares that may be issued under this Plan shall be reduced by the number of Shares covered by that Option. However, if an Option later terminates or expires without having been exercised in full, the maximum number of Shares that may be issued under this Plan shall be increased by the number of Shares that were covered by, but not purchased under, that Option. By contrast, the repurchase of Option Shares by the Company shall not increase the maximum number of Shares that may be issued under this Plan.

         3.2 SOURCE OF SHARES. Option Shares may be: (a) Shares that have never been issued, (b) Shares that have been issued but are no longer outstanding, or
(c) Shares that are outstanding and are acquired to discharge the Company's obligation to deliver Option Shares. 3.3 TERM OF THIS PLAN

                  (a) This Plan shall be effective on, and Options may be granted under this Plan on and after, the earliest date on which the Plan has been both adopted by the Board and approved by the Company's stockholders.

                  (b) This Plan has no set termination date. However, it may be terminated as provided in Section 13. Moreover, no Incentive Stock Option may be granted after the time described in Section 7(b).

4.       ADMINISTRATION

         4.1 GENERAL

                  (a) The Board shall have ultimate responsibility for administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination. Where this Plan references the "Administrator," the action may be taken or determination made by the Board or the Committee. Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.

                  (b) So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are "Non-Employee Directors" as defined in Rule 16b-3 and who are "outside directors" as defined in Section 162(m) of the Code.

         4.1 AUTHORITY OF ADMINISTRATOR. Subject to the other provisions of this Plan, the Administrator shall have the authority:

                  (a) to grant Options, including Substitute Options;

                  (b) to determine the Fair Market Value of Shares;

                  (c) to determine the Option Price of Options;

                  (d) to select the Optionees;

                  (e) to determine the times Options are granted;

                  (f) to determine the number of Shares subject to each Option;

                  (g) to determine the types of payment that may be used to purchase Option Shares;

                  (h) to determine the types of payment that may be used to satisfy withholding tax obligations;

                  (i) to determine the other terms of each Option, including but not limited to the time or times at which Options may be exercised, whether and under what conditions an Option is assignable, and whether an Option is a Nonstatutory Option or an Incentive Stock Option;

                  (j) to modify or amend any Option;

                  (k) to authorize any person to sign any Option Agreement or other document related to this Plan on behalf of the Company;

                  (l) to determine the form of any Option Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

                  (m) to interpret this Plan and any Option Agreement or document related to this Plan;

                  (n) to correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Option Agreement or any other document related to this Plan;

                  (o) to adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

                  (p) adopt, amend and revoke special rules and procedures, which may be inconsistent with the terms of this Plan, set forth (if the Administrator so chooses) in sub-plans regarding (for example) the operation and administration of this Plan and the terms of Options, if and to the extent necessary or useful to accommodate non-U.S. Applicable Law and practices as they apply to Options and Option Shares held by, or granted or issued to, persons working or resident outside of the United States or employed by Affiliates incorporated outside the United States;

                  (q) to determine whether a transaction or event should be treated as a Change of Control, a Divestiture or neither;

                  (r) to determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as a Change of Control or a Divestiture, then the effect of that Change of Control or Divestiture; and

                  (s) to make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

         4.3 SCOPE OF DISCRETION. Subject to the last sentence of this Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board or the Committee to make decisions, that body may make those decisions in its sole and absolute discretion. Those decisions will be final, binding and conclusive. Moreover, but again subject to the last sentence of this Section 4.3, in making those decisions the Board or Committee need not treat all persons eligible to receive Options, all Optionees, all Options or all Option Shares the same way. However, except as provided in Section 13.3, the discretion of the Board or Committee is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Optionees by Option Agreements and other agreements.

5.       PERSONS ELIGIBLE TO RECEIVE OPTIONS; AUTOMATIC GRANTS

         5.1 ELIGIBLE INDIVIDUALS. Options (including Substitute Options) may be granted to, and only to, Employees (other than Ineligible Nonresidents), Subsidiary Directors and Consultants, including to prospective Employees (other than Ineligible Nonresidents), Subsidiary Directors and Consultants conditioned on the beginning of their service for the Company or an Affiliate. However, Incentive Stock Options may be granted only to Employees (other than Ineligible Nonresidents), as provided in Section 7(g).

         5.2 SECTION 162(m) LIMITATION. So long as the Company is a "publicly held corporation" within the meaning of Section 162(m) of the Code: (a) no Employee or prospective Employee may be granted one or more Options within any fiscal year of the Company under this Plan to purchase more than 500,000 Shares, subject to adjustment under Section 10, and (b) Options may be granted to an Executive only by the Committee (and, notwithstanding Section 4.1(a), not by the Board). If an Option is cancelled without being exercised or if the Option Price of an Option is reduced, that cancelled or repriced Option shall continue to be counted against the limit on Options that may be granted to any individual under this Section 5.2.

         5.3 GRANTS ON EACH FIFTH ANNIVERSARY OF EMPLOYMENT. Without any action by the Administrator, each Employee other than an Ineligible Nonresident automatically shall be granted an Option, on each anniversary of such Employee's first day of employment by the Company or an Affiliate that occurs on or after the date this Plan becomes effective and is a whole multiple of five years after such first day of employment, so long as such Employee continues to be an Employee, to purchase 1,000 Shares, subject to adjustment under Section 10. Unless otherwise determined by the Administrator in its sole discretion, each such Option is intended to be a Nonstatutory Option. Any such determination changing the type of Options granted automatically pursuant to this Section 5.3 shall be effective for any or all Options, as determined by the Administrator, granted automatically pursuant to this Section 5.3 on or after, but not before, the date of the determination. This paragraph is intended only to facilitate the automatic grant of Options to Employees other than Ineligible Nonresidents every fifth year after they are first employed by the Company or an Affiliate without the necessity of action by the Administrator and is not intended to grant to any Employee any right to be granted an Option. Neither the Company nor any officer, Director or member of the Committee shall have any liability to any Employee for the failure to grant an Option or for any determination that any Employee is an Ineligible Nonresident. Notwithstanding the foregoing or any other provision of this Plan, no Option shall be granted to an Employee pursuant to this Section
5.3 on any date if on that date the Employee is automatically granted an option to purchase 1,000 Shares pursuant to the provisions of any other stock option or stock incentive plan of the Company in effect as of the effective date of this Plan. The Committee may, from time to time and in its absolute discretion, (a) suspend the operation of this Section 5.3, or (b) grant additional Options to any Employee (other than an Ineligible Nonresident).

6.       TERMS AND CONDITIONS OF OPTIONS

         The following rules apply to all Options:

         6.1 PRICE. No Option may have an Option Price less than 100% of the Fair Market Value of the Shares on the Grant Date. The Option Price of each Option granted automatically to each Employee (other than an Ineligible Nonresident) pursuant to Section 5.3 shall be the Fair Market Value of the Shares on the Grant Date. In no event will the Option Price of any Option be less than the par value of the Shares issuable under the Option if that is required by Applicable Law. The Option Price of an Incentive Stock Option shall be subject to Section 7(f).

         6.2 TERM. No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than ten years after its Grant Date. The Expiration Date of each Option granted automatically to each Employee (other than an Ineligible Nonresident) pursuant to Section 5.3 shall be ten years after its Grant Date. Additional provisions regarding the term of Incentive Stock Options are provided in Sections 7(a) and 7(e).

         6.3 VESTING. Options shall be exercisable: (a) on the Grant Date, (b) in accordance with a schedule related to the Grant Date, the date the Optionee's directorship of a subsidiary, employment or consultancy begins, or a different date specified in the Option Agreement, (c) upon the achievement of performance objectives established by the Administrator on the Grant Date or (d) based on such combination of the passage of time and achievement of performance objectives as the Administrator shall specify. Performance objectives may be expressed in terms of the operating results or operating ratios of the Company or its individual divisions or Affiliates, including, by way of example but without limitation, net sales, net sales of particular products, gross margins, net income or return on investment, or may be expressed in terms of the performance of individual Optionees. Determination of the achievement of the performance objectives shall be based on objective criteria and shall be in the sole discretion of the Administrator unless the Administrator provides otherwise in an Option Agreement. Any Option as to which vesting is based in whole or in part upon the achievement of performance objectives shall be exercisable, even if the performance objectives are not achieved, on such date(s), each of which shall be at least 30 days before the Expiration Date of the Option, as the Administrator shall provide in the Option Agreement on the Grant Date. Notwithstanding the foregoing, each Option granted automatically to each Employee (other than an Ineligible Nonresident) pursuant to Section 5.3 shall become exercisable as to one-third of the number of Shares (rounded to the closest number of whole Shares) on each of the first, second and third anniversaries of the Grant Date, so that all Shares will be purchasable on the third anniversary of the Grant Date. Additional provisions regarding the vesting of Incentive Stock Options are provided in Section 7(c).

         6.4 FORM OF PAYMENT

                  (a) The Administrator shall determine the acceptable form and method of payment for exercising an Option.

                  (b) Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

                  (c) In addition, the Administrator may permit payment to be made by any of the following methods, so long as permitted by Applicable Law:

                           (i) other Shares, or the designation of other Shares,
                  which (A) are "mature" shares for purposes of avoiding variable accounting treatment under generally accepted accounting principles (in general, mature shares are those that have been owned by the Optionee for more than six months on the date of surrender), and (B) have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

                           (ii) provided that a public market exists for the
                  Shares, consideration received by the Company under a procedure under which a broker-dealer that is a member of the National Association of Securities Dealers advances funds on behalf of an Optionee or sells Option Shares on behalf of an Optionee (a "CASHLESS EXERCISE PROCEDURE"), provided that if the Company extends or arranges for the extension of credit to an Optionee under any Cashless Exercise Procedure, an Officer or Director may participate in that Cashless Exercise Procedure only if that is permitted by Applicable Law;

                           (iii) with respect only to Optionees who are not
                  Consultants as of the date of exercise, one or more promissory notes meeting the requirement of Section 6.4(e), provided, however, that if Shares are registered under Section 12 of the Exchange Act, an Optionee who is an Officer or Director as of the date of exercise may purchase Shares with a promissory note only if that is permitted by Applicable Law; and

                           (iv) any combination of the methods of payment
                  permitted by any paragraph of this Section 6.4.

                  (d) The Administrator may also permit any other form or method of payment for Option Shares permitted by Applicable Law.

                  (e) The promissory notes referred to in Section 6.4(c)(iii) must be full recourse. Unless the Administrator specifies otherwise after taking into account any relevant accounting issues, the notes shall bear interest at a fair market value rate when the Option is exercised. Interest on the notes shall also be at least sufficient to avoid imputation of interest under Sections 483, 1274 and 7872 of the Code. The notes and their administration shall at all times comply with any applicable margin rules of the Federal Reserve. The portion of the Option Price equal to the par value of the Option Shares shall in all events be paid in cash. The notes may also include such other terms as the Administrator specifies.

         6.5 NONASSIGNABILITY OF OPTIONS. Except as set forth in any Option Agreement, no Option shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Qualified Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Optionee. Incentive Stock Options may only be assigned in compliance with Section 7(h).

         6.6 SUBSTITUTE OPTIONS. The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer or other similar transaction) or all or a portion of the assets of any entity. Any such substitution shall be effective when the acquisition closes. Substitute Options may be Nonstatutory Options or Incentive Stock Options. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to Section 10) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

         6.7 REPRICINGS. Other than in accordance with Section 10, Options may not be repriced, replaced, regranted through cancellation or modified without stockholder approval, if the effect of the repricing, replacement, regrant or modification would be to reduce the effective Option Price of the Options.

7.       INCENTIVE STOCK OPTIONS

         The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan. With the consent of the Optionee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.

                  (a) The Expiration Date of an Incentive Stock Option shall not be later than ten years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of ten years from its Grant Date. Notwithstanding the foregoing, except as otherwise provided in this Plan, the Expiration Date of each Incentive Stock Option granted automatically to each Employee (other than an Ineligible Nonresident) pursuant to Section 5.3 shall be ten years after the Grant Date.

                  (b) No Incentive Stock Option may be granted more than ten years from the date this Plan was approved by the Board.

                  (c) Options intended to be incentive stock options under
Section 422 of the Code that are granted to any single Optionee under all incentive stock option plans of the Company and its Affiliates, including incentive stock options granted under this Plan, may not vest at a rate of more than $100,000 in Fair Market Value of stock (measured on the grant dates of the options) during any calendar year. For this purpose, an option vests with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share. Unless the administrator of that option plan specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, deferring the exercisability of certain options that were intended to be incentive stock options under
Section 422 of the Code when granted. The stock options or portions of stock options whose exercisability will be deferred are those with the highest option prices, whether granted under this Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment. Those "deferred" Incentive Stock Options shall become exercisable on the first day of the first calendar year during which the "deferred" options satisfy the vesting requirements of this Section 7(c), the other provisions of this Plan, and any other controlling documents, including requirements relating to the expiration and termination of options. However, the exercisability of an Option or portion of an Option shall not be deferred (i) more than three years, or such other whole number of years as may be specified by the Administrator in the related agreement governing the Option, beyond the date the Option or portion of the Option would have first become exercisable in the absence of deferral under this
Section 7(c), or (ii) beyond the Option's Expiration Date, and any Option or portion of an Option that cannot be so deferred because of (i) or (ii) shall be treated as a Nonstatutory Option exercisable in accordance with its vesting schedule without regard to deferral under this Section 7(c). This Section 7(c) shall not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already vested to cease to be vested.

                  (d) In order for an Incentive Stock Option to be exercised for any form of payment other than those described in Section 6.4(b), that right must be stated at the time of grant in the Option Agreement relating to that Incentive Stock Option.

                  (e) Any Incentive Stock Option granted to a Ten Percent Stockholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date. A "TEN PERCENT STOCKHOLDER" is any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date. Notwithstanding the foregoing, the Expiration Date of each Incentive Stock Option granted automatically pursuant to Section 5.3 to each Employee (other than an Ineligible Nonresident) who is a Ten Percent Stockholder shall be five years after the Grant Date.

                  (f) The Option Price of an Incentive Stock Option shall never be less than the Fair Market Value of the Shares at the Grant Date. The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Stockholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date. Notwithstanding the foregoing, the Option Price of each Incentive Stock Option granted automatically to each Employee (other than an Ineligible Nonresident) pursuant to Section 5.3 shall be the Fair Market Value, or in the case of each such Employee who is a Ten Percent Stockholder 110% of the Fair Market Value, of the Shares on the Grant Date.

                  (g) Incentive Stock Options may be granted only to Employees (other than Ineligible Nonresidents). If an Optionee changes status from an Employee to a Consultant, that Optionee's Incentive Stock Options become Nonstatutory Options if not exercised within the time period described in
Section 7(i) (determined by treating that change in status as a Termination solely for purposes of this Section 7(g)).

                  (h) No rights under an Incentive Stock Option may be transferred by the Optionee, other than by will or the laws of descent and distribution. During the life of the Optionee, an Incentive Stock Option may be exercised only by the Optionee. The Company's compliance with a Qualified Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Optionee, shall not violate this Section 7(h).

                  (i) An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, the three-month period beginning with the Optionee's Termination for any reason other than the Optionee's death or disability (as defined in Section 22(e) of the Code). In the case of Termination due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, and is not exercised within, that three-month period provided it is exercised before the Expiration Date. In the case of Termination due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, one year after the Optionee's Termination.

                  (j) An Incentive Stock Option may be modified only by the Board.

8.       CONSULTING OR EMPLOYMENT RELATIONSHIP

Nothing in this Plan or in any Option Agreement, and no Option or the fact that Option Shares remain subject to repurchase rights, shall: (a) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Optionee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (b) interfere with the application of any provision in any of the Company's or any Affiliate's charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director.

9.       EXERCISE OF OPTIONS

         9.1 IN GENERAL. An Option shall be exercisable in accordance with this Plan and the Option Agreement under which it is granted.

         9.2 TIME OF EXERCISE. An Option shall be considered exercised when the Company receives: (a) written notice of exercise, on a form of exercise agreement approved by the Administrator, from the person entitled to exercise the Option, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option is being exercised and (c), with respect to Nonstatutory Options, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Option may not be exercised for a fraction of a Share.

         9.3 ISSUANCE OF OPTION SHARES. The Company shall issue Option Shares in the name of the person properly exercising the Option. If the Optionee is that person and so requests, the Option Shares shall be issued in the name of the Optionee and the Optionee's spouse. The Company shall endeavor to issue Option Shares promptly after an Option is exercised. However, until Option Shares are actually issued, as evidenced by the appropriate entry on the stock books of the Company or its transfer agent, the Optionee will not have the rights of a stockholder with respect to those Option Shares, even though the Optionee has completed all the steps necessary to exercise the Option. No adjustment shall be made for any dividend, distribution or other right for which the record date precedes the date the Option Shares are issued, except as provided in Section 10.

         9.4 TERMINATION

                  (a) IN GENERAL. Except as provided in an Option Agreement or in writing by the Administrator, and as otherwise provided in Sections 9.4(b),
(c), (d), (e), (f) and (g), after an Optionee's Termination the Optionee's Options shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the period ending 30 days after the Termination, but in no event after the Expiration Date. To the extent the Optionee does not exercise an Option within the time specified for exercise, the Option shall automatically terminate.

                  (b) LEAVES OF ABSENCE. Unless otherwise provided in the Option Agreement, no Option may be exercised more than 30 days after the beginning of a leave of absence, other than a personal, military service or medical leave approved by the Administrator with employment guaranteed upon return. Options shall not continue to vest during a leave of absence, unless otherwise determined by the Administrator with respect to an approved personal, military service or medical leave with employment guaranteed upon return.

                  (c) DEATH OR DISABILITY. Unless otherwise provided in this Plan or in the Option Agreement, if an Optionee's Termination is due to death or disability (as determined by the Administrator with respect to Nonstatutory Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all unvested Options of that Optionee shall immediately vest and all Options of that Optionee may be exercised for one year after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Option may be exercised as provided in Section 16. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Optionee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Option on behalf of the Optionee. Death or disability occurring after an Optionee's Termination shall not cause the Termination to be treated as having occurred due to death or disability. However, in the case of an Optionee whose Termination is due to disability (as provided in this Section 9.4(c)) and is not due to Cause, if the Optionee dies within 90 days after that Termination, all Options of that Optionee, may be exercised for one year after the date of death, but in no event after the Expiration Date. In the case of an Optionee whose Termination is due to the Optionee's retirement in accordance with the Company's or an Affiliate's retirement policy and is not due to Cause, if the Optionee dies or becomes disabled within 90 days after that Termination, all Options of that Optionee, to the extent they are exercisable at the date of that Termination and at the date of the Optionee's death or disability (without regard to such death or disability), may be exercised for one year after the date of death or, in the case of disability, for one year after the date of that Termination, but in no event after the Expiration Date. To the extent an Option is not so exercised within the time specified for its exercise, the Option shall automatically terminate.

                  (d) DIVESTITURE. If an Optionee's Termination is due to a Divestiture, the Board may take any one or more of the actions described in
Section 10.3 or 10.4 with respect to the Optionee's Options.

                  (e) RETIREMENT. Unless otherwise provided in this Plan or in the Option Agreement, if an Optionee's Termination is due to the Optionee's retirement in accordance with the Company's or an Affiliate's retirement policy, all Options of that Optionee to the extent exercisable at the Optionee's date of retirement may be exercised for three months after the Optionee's date of retirement, but in no event after the Expiration Date. To the extent the Optionee does not exercise an Option within the time specified for exercise, the Option shall automatically terminate.

                  (f) SEVERANCE PROGRAMS. Unless otherwise provided in the Option Agreement, if an Optionee's Termination results from participation in a voluntary severance incentive program of the Company or an Affiliate approved by the Board, all Options of that Employee to the extent exercisable at the time of that Termination shall be exercisable for one year after the Optionee's Termination, but in no event after the Expiration Date. If the Optionee does not exercise an Option within the time specified for exercise, the Option shall automatically terminate.

                  (g) TERMINATION FOR CAUSE. If an Optionee's Termination is due to Cause, all of the Optionee's Options shall automatically terminate and cease to be exercisable at the time of Termination and the Administrator may rescind any and all exercises of Options by the Optionee that occurred after the first event constituting Cause. "Cause" means employment-related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment-related conduct that is likely to cause significant injury to the Company, an Affiliate, or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense), in each case as determined by the Administrator. "Cause" shall not require that a civil judgment or criminal conviction have been entered against or guilty plea shall have been made by the Optionee regarding any of the matters referred to in the previous sentence. Accordingly, the Administrator shall be entitled to determine "Cause" based on the Administrator's good faith belief. If the Optionee is criminally charged with a felony or similar offense, that shall be a sufficient, but not a necessary, basis for such a belief.

10.      CERTAIN TRANSACTIONS AND EVENTS

         10.1 IN GENERAL. Except as provided in this Section 10, no change in the capital structure of the Company, merger, sale or other disposition of assets or a subsidiary, change of control, issuance by the Company of shares of any class of securities convertible into shares of any class, conversion of securities or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 10. Additional provisions with respect to the foregoing transactions are set forth in Section 13.3.

         10.2 CHANGES IN CAPITAL STRUCTURE. In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off or similar change to the capital structure of the Company (not including a Fundamental Transaction or Change of Control), the Board shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Options that may be granted under this Plan, (b) the number and type of Options that may be granted to any individual under this Plan, (c) the Option Price and number and class of securities issuable under each outstanding Option and (d) the number and class of securities issuable under each Option to be granted automatically pursuant to Section 5.3. The specific adjustments shall be determined by the Board, except that the Board shall comply with Section 10.6 to the extent, if any, that it applies. Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded to the next lower whole security. The Board need not adopt the same rules for each Option or each Optionee.

         10.3 FUNDAMENTAL TRANSACTIONS. If the Company merges with another entity in a transaction in which the Company is not the surviving entity or if, as a result of any other transaction or event, other securities are substituted for the Shares or Shares may no longer be issued (each a "FUNDAMENTAL TRANSACTION"), then, notwithstanding any other provision of this Plan, the Board shall do one or more of the following contingent on the closing or completion of the Fundamental Transaction: (a) arrange for the substitution, in exchange for

Options, of options to purchase equity securities other than Shares (including, if appropriate, equity securities of an entity other than the Company) (an "assumption" of Options) on such terms and conditions as the Board determines are appropriate, (b) accelerate the vesting and termination of outstanding Options, in whole or in part, so that Options can be exercised before or otherwise in connection with the closing or completion of the Fundamental Transaction or event but then terminate and (c) cancel or arrange for the cancellation of Options in exchange for cash payments to Optionees. The Board need not adopt the same rules for each Option or each Optionee.

         10.4. CHANGES OF CONTROL. The Board may also, but need not, specify that other transactions or events constitute a "CHANGE OF CONTROL". The Board may do that either before or after the transaction or event occurs. Examples of transactions or events that the Board may treat as Changes of Control are: (a) the Company or an Affiliate is a party to a merger, consolidation, amalgamation, or other transaction in which the beneficial stockholders of the Company, immediately before the transaction, beneficially own securities representing 50% or less of the total combined voting power or value of the Company immediately after the transaction, (b) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 30% or more of the total combined voting power or value of the Company, or (c) as a result of or in connection with a contested election of Company Directors, the persons who were Company Directors immediately before the election cease to constitute a majority of the Board. In connection with a Change of Control, notwithstanding any other provision of this Plan, the Board may take any one or more of the actions described in Section 10.3. In addition, the Board may extend the date for the exercise of Options (but not beyond their original Expiration Date). The Board need not adopt the same rules for each Option or each Optionee. Notwithstanding the above, if the Company or an Affiliate is a party to a merger, consolidation, amalgamation or other transaction in which the beneficial stockholders of the Company, immediately before the transaction, beneficially own securities representing 50% or less of the total combined voting power or value of the Company immediately after the transaction, vesting of all Options shall be accelerated and they shall become exercisable in full on the date of the transaction.

         10.5 DIVESTITURE. If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, and Section 10.6 does not apply, then the Board may specify that such transaction or event constitutes a "DIVESTITURE". In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may take one or more of the actions described in Section 10.3 or 10.4 with respect to Options held by, for example, Employees, Directors or Consultants for whom that transaction or event results in a Termination. The Board need not adopt the same rules for each Option or each Optionee.

         10.6 SPIN-OFFS. In the event that the Company distributes shares of capital stock of a majority-owned subsidiary of the Company (a "Subsidiary") to its stockholders for no consideration (a "Spin-off"), upon any exercise after the date of the Spin-off (the "Distribution Date") of an Option that was granted before the Distribution Date, the person entitled to exercise such Option shall receive, in consideration of the payment of the exercise price in effect on the Distribution Date or as adjusted thereafter pursuant to this Section 10, (a) the Shares as to which the Option is exercised, (b) for each Share as to which the Option is exercised, the same kind and amount of whole shares of capital stock of the Subsidiary as were received in the Spin-off by the holders of Shares with respect to each Share held by them at the Distribution Date and (c) cash in an amount determined in the sole discretion of the Administrator in lieu of any fractional share of the Subsidiary. The provisions of this Section 10.6 shall not apply in respect of a particular Spin-off to any Options granted on or after the Distribution Date of that Spin-off. The provisions of Section 10.2 shall apply MUTATIS MUTANDIS to changes effected after the Distribution Date of a Spin-off in the capitalization of the stock of a Subsidiary distributed in that Spin-off. Prior to the Distribution Date of any Spin-off to which this Section
10.6 may become applicable, the Board shall cause all necessary and appropriate corporate action to be taken by the Subsidiary whose shares are to be distributed in the Spin-off to reserve for issuance on the exercise of Options the appropriate number of shares of the Subsidiary and otherwise to effect the provisions of this Section 10.6.

         10.7 DISSOLUTION. If the Company adopts a plan of dissolution, the Board may cause Options to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion. The Board need not adopt the same rules for each Option or each Optionee. However, to the extent not exercised before the earlier of the completion of the dissolution or their Expiration Date, Options shall terminate just before the dissolution is completed.

         10.8 CUT-BACK TO PRESERVE BENEFITS. If the Administrator determines that the net after-tax amount to be realized by any Optionee, taking into account any accelerated vesting, termination of repurchase rights, or cash payments to that Optionee in connection with any transaction or event addressed in this Section 10 would be greater if one or more of those steps were not taken or payments were not made with respect to that Optionee's Options or Option Shares, then and to that extent one or more of those steps shall not be taken and payments shall not be made.

11.      WITHHOLDING AND TAX REPORTING

         11.1 TAX WITHHOLDING OPTION

                  (a) GENERAL. Whenever Option Shares are issued or become free of restrictions, the Company may require the Optionee to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Optionee or the Company. The Company shall have no obligation to deliver Option Shares or release Option Shares from an escrow, or permit a transfer of Option Shares, until the Optionee has satisfied those tax withholding obligations. Whenever payment in satisfaction of Options is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.

                  (b) METHOD OF PAYMENT. The Optionee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Optionee to use any of the forms of payment described in Section 6.4(c) available to the Optionee for payment for exercising his or her Option. The Administrator may also permit Option Shares to be withheld to pay required withholding. If the Administrator permits Option Shares to be withheld, the Fair Market Value of the Option Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates.

         11.2 REPORTING OF DISPOSITIONS. Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator, following such procedures as the Administrator may require, of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.

12.      COMPLIANCE WITH LAW

         The grant of Options and the issuance and subsequent transfer of Option Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws. Options may not be exercised, and Option Shares may not be transferred, in violation of Applicable Law. Thus, for example, Options may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Option Shares, or (b) in the opinion of legal counsel to the Company, those Option Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company's legal counsel to be necessary or useful for the lawful issuance of any Option Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Option Shares or permitting their transfer. As a condition to the exercise of any Option or the transfer of any Option Shares, the Company may require the Optionee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

13.      Amendment or Termination of this Plan or Outstanding Options

         13.1 AMENDMENT AND TERMINATION. The Board may at any time amend, suspend or terminate this Plan.

         13.2 STOCKHOLDER APPROVAL. The Company shall obtain the approval of the Company's stockholders for any amendment to this Plan if stockholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Options intended to be Incentive Stock Options. The Board may also, but need not, require that the Company's stockholders approve any other amendments to this Plan.

         13.3 EFFECT. No amendment, suspension or termination of this Plan, and no modification of any Option even in the absence of an amendment, suspension or termination of this Plan, shall impair any existing contractual rights of any Optionee unless the affected Optionee consents to the amendment, suspension, termination or modification. However, no such consent shall be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension, termination or modification: (a) is required or advisable in order for the Company, the Plan or the Option to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in
Section 10, is in the best interests of the Company or its stockholders. The Board may, but need not, take the tax consequences to affected Optionees into consideration in acting under the preceding sentence. Those decisions will be final, binding and conclusive. Termination of this Plan shall not affect the Administrator's ability to exercise the powers granted to it under this Plan with respect to Options granted before the termination or Option Shares issued under such Options even if those Option Shares are issued after the termination.

14.      RESERVED RIGHTS

         14.1 NONEXCLUSIVITY OF THIS PLAN. This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock or other equity-based rights under other plans or independently of any plan.

         14.2 UNFUNDED PLAN. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Optionees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Options or the issuance of Option Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Optionee shall be based solely upon contracts entered into under this Plan, such as Option Agreements. No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligations.

15.      SPECIAL ARRANGEMENTS REGARDING OPTION SHARES

         15.1 ESCROWS AND PLEDGES. To enforce any restrictions on Option Shares, the Administrator may require their holder to deposit the certificates representing Option Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates. Any Optionee who delivers a promissory note as partial or full consideration for the purchase of Option Shares will be required to pledge and deposit with the Company some or all of the Option Shares as collateral to secure the payment of the note. However, the Administrator may require or accept other or additional forms of collateral to secure the note and, in any event, the Company will have full recourse against the maker of the note, notwithstanding any pledge or other collateral.

         15.2 MARKET STANDOFF. If requested by the Company or a representative of its underwriters in connection with a registration of any securities of the Company under the Securities Act, Optionees or certain Optionees shall be prohibited from selling some or all of their Option Shares during a period not to exceed 180 days after the effective date of the Company's registration statement. However, this restriction shall not apply to any registration statement on Form S-8 or an equivalent registration statement.

16.      BENEFICIARIES

An Optionee may file a written designation of one or more beneficiaries who are to receive the Optionee's rights under the Optionee's Options after the Optionee's death. An Optionee may change such a designation at any time by written notice. If an Optionee designates a beneficiary, the beneficiary may exercise the Optionee's Options after the Optionee's death. If an Optionee dies when the Optionee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Optionee's estate to exercise the Option or, if there is none, the person entitled to exercise the Option under the Optionee's will or the laws of descent and distribution. In any case, no Option may be exercised after its Expiration Date.

17.      MISCELLANEOUS

         17.1 GOVERNING LAW. This Plan, the Option Agreements and all other agreements entered into under this Plan, and all actions taken under this Plan or in connection with Options or Option Shares, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

         17.2 DETERMINATION OF VALUE. Fair Market Value shall be determined as follows:

                  (a) LISTED STOCK. If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the highest and lowest sales prices for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the "VALUE DATE") as reported in THE WALL STREET JOURNAL or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that mean price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the mean between the highest and lowest bids for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Shares are traded or quoted.

                  (b) STOCK QUOTED BY SECURITIES DEALER. If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

                  (c) NO ESTABLISHED MARKET. If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator (following guidelines established by the Board or Committee) will determine Fair Market Value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company's net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company's industry, the Company's position in that industry, the Company's goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

         17.3 RESERVATION of Shares. During the term of this Plan, the Company will at all times reserve and keep available such number of Shares as are still issuable under this Plan.

         17.4 ELECTRONIC COMMUNICATIONS. Any Option Agreement, notice of exercise of an Option, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.

         17.5 NOTICES. Unless the Administrator specifies otherwise, any notice to the Company under any Option Agreement or with respect to any Options or Option Shares shall be in writing (or, if so authorized by Section 17.4, communicated electronically), shall be addressed to the Secretary of the Company, and shall only be effective when received by the Secretary of the Company.

Adopted by the Board on: April 10, 2003

Approved by the stockholders on: __________________

Effective date of this Plan: _________________

The shares represented by this Proxy will be voted as directed herein, but if no directions are indicated, will be voted FOR the election of all nominees of the Board of Directors and FOR Proposals 2 and 3.

                                                                Please     [ ]
                                                                Mark Here
                                                                for Address
                                                                Change or
                                                                Comments
                                                                SEE REVERSE SIDE

ITEM 1. ELECTION OF DIRECTORS:

        Nominees:                                 WITHHELD
        01. Jack W. Brown and           FOR       FOR ALL
        02. Richard H. Sherman, M.D.    [ ]         [ ]


                                                   FOR     AGAINST     ABSTAIN
ITEM 2. APPROVAL OF 2003 STOCK OPTION PLAN         [ ]       [ ]         [ ]


ITEM 3. PROPOSAL TO RATIFY SELECTION OF            FOR     AGAINST     ABSTAIN
        DELOITTE & TOUCHE LLP AS AUDITORS          [ ]       [ ]         [ ]
        FOR THE COMPANY


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.


Please disregard if you have previously provided your consent decision.

By checking the box to the right, I consent to future deliver of annual   [ ]
reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services, LLC,
Ridgefield Park, NJ and that costs normally associated with electronic deliver, such as usage and telephone charges as well as any costs I may incur in printing documents will be my responsibility.


Signature_________________________ Signature______________________ Date_________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                             ^FOLD AND DETACH HERE^

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

      Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


             INTERNET                                       TELEPHONE
   http://www.eproxy.com/icui                            1-800-435-6710
Use the internet to vote your proxy.            Use any touch-tone telephone to
Have your proxy card in hand when               vote your proxy. Have your proxy
you access the web site. You will be      OR    card in hand when you call. You
prompted to enter your control                  will be prompted to enter your
number, located in the box below, to            control number, located in the
create and submit an electronic                 box below, and then follow the
ballot.                                         directions given.

                                          OR

                                      MAIL

                              Mark, sign and date
                                your proxy card
                                      and
                                return it in the
                             enclosed postage-paid
                                   envelope.


              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               ICU MEDICAL, INC.

The undersigned hereby appoints George A. Lopez, M.D. and Francis J. O'Brien, and each of them, with the power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of ICU Medical, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held June 13, 2003 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

       (Continued, and to be marked, dated and signed, on the other side)


--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                             ^FOLD AND DETACH HERE^


            You can now access your ICU Medical, Inc. account online

     Access your ICU Medical, Inc. shareholder account online via Investor
                            ServiceDirect(R) (ISD).

Mellon Investor Services LLC, agent for ICU Medical, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number
(PIN), you are ready to log in and access your account to:

     o View account status              o View payment history for dividends
     o View certificate history         o Make address changes
     o View book-entry information      o Obtain a duplicate 1099 tax form
                                        o Establish/change your PIN

              Visit us on the web at http://www.melloninvestor.com
                and follow the instructions shown on this page.

STEP 1: FIRST TIME USERS - ESTABLISH A PIN
You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) or Investor ID available to establish a PIN.

The confidentiality of your personal information is protected using secure socket layer (SSL) technology.

o SSN or Investor ID
o PIN
o Then click on the [Establish PIN] button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

STEP 2: LOG IN FOR ACCOUNT ACCESS
You are now ready to log in. To access your account please enter your:

o SSN or Investor ID
o PIN
o Then click on the [Submit] button

If you have more than one account, you will now be asked to select the appropriate account.

STEP 3: ACCOUNT STATUS SCREEN
You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

o Certificate History
o Book-Entry Information
o Issue Certificate
o Payment History
o Address Change
o Duplicate 1099


              For Technical Assistance Call 1-877-978-7778 between
                       9am-7pm Monday-Friday Eastern Time